UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), Paramount Skydance Corporation, a Delaware corporation (“PSKY”), and Prince Sub Inc., a Delaware corporation and wholly owned subsidiary of PSKY (“Merger Sub”), entered into an Agreement and Plan of Merger on February 27, 2026, pursuant to which, and subject to the terms and conditions therein, at the effective time of the Merger, Merger Sub will merge with and into WBD, with WBD surviving as a wholly owned subsidiary of PSKY (the “Merger”).

In connection with the Merger, on June 28, 2026, the Competition Protection Agency of Kuwait unconditionally approved the Merger.

In addition, on June 30, 2026, the Austrian Federal Competition Authority unconditionally approved the Merger, which was reviewed under its media merger control regime.

Additionally, on June 30, 2026, the Australian government unconditionally approved the Merger under its foreign investment framework. This followed the earlier unconditional approval by the Australian Competition & Consumer Commission on June 9, 2026.

The completion of the Merger remains subject to certain other conditions, including regulatory clearance in other relevant jurisdictions.

PSKY continues to engage constructively with antitrust enforcers and other regulators around the world to secure regulatory clearances and approvals necessary for the Merger.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the Merger. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of PSKY or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the Merger will not be satisfied, including the risk that clearances under applicable antitrust or regulatory laws will not be obtained; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of PSKY or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the Merger, if completed, may not be realized or may take longer to realize than expected; risks related to PSKY’s streaming business; the adverse impact on PSKY’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to PSKY’s decisions to invest in new businesses, products, services and technologies, and the evolution of PSKY’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of PSKY’s content; damage to PSKY’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining PSKY’s intellectual property rights; domestic and global political, economic and regulatory factors affecting PSKY’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to PSKY’s operations as a result of labor disputes; risks and costs associated with the integration of, and PSKY’s ability to integrate, the businesses of Paramount Global and Skydance successfully and to achieve anticipated synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance, potentially resulting in substantial costs; volatility in the price of PSKY’s Class B common stock; the effect PSKY’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in PSKY, including that PSKY’s stockholders may not realize any change of control premium on shares of PSKY’s Class B common stock and that PSKY may become subject to the control of a presently unknown third party; risks associated with PSKY’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of PSKY’s Class B common stock; risks that anti-takeover provisions in PSKY’s amended and restated certificate of incorporation (the “Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in the Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against PSKY’s directors and officers; risks that corporate opportunity provisions in the Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to PSKY; risks associated with PSKY’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to PSKY’s indebtedness, including PSKY’s substantial outstanding debt obligations; risks related to PSKY’s ability to incur substantially more debt and PSKY’s ability to meet the financial and other covenants contained in the agreements governing PSKY’s indebtedness; risks relating to PSKY’s ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect PSKY’s ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve its financial profile and cash flows from operations; and risks relating to any capital or other financing PSKY may have to raise in order to reduce its indebtedness following the Merger. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of PSKY and WBD can be found in PSKY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and PSKY’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and PSKY’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and WBD’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.wbd.com or on request from PSKY or WBD. PSKY undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By: /s/ Stephanie Kyoko McKinnon
Name: Stephanie Kyoko McKinnon
Title: General Counsel and Secretary

Date: June 30, 2026